Summary Prospectus Supplement	January 11, 2022

Putnam VT High Yield Fund
Summary Prospectus dated April 30, 2021

Paul Scanlon, who is currently a portfolio manager of the fund, will retire as a portfolio manager of the fund effective March 31, 2022.

Effective March 31, 2022, the section Your fund’s management is replaced in its entirety with the following:

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

Norman Boucher, Portfolio Manager, portfolio manager of the fund since 2005

Robert Salvin, Head of Corporate and Tax-exempt Credit, portfolio manager of the fund since 2005

Sub-advisor

Putnam Investments Limited*

* Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets of the fund.

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